UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2000
                                                  ----------------

                           EMC INSURANCE GROUP INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


            Iowa                          0-10956              42-623455
-------------------------------        -------------      --------------------
(State or other jurisdiction of        (Commission        (I.R.S. Employer
       incorporation)                   File Number)       Identification No.)


 717 Mulberry Street, Des Moines, Iowa                           50309
---------------------------------------                       ----------
(Address of principal executive office)                       (Zip Code)


                                (515) 280-2902
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Item 4. Change in Registrant's Certifying Accountant

On October 18, 2000, the Board of Directors of EMC Insurance Group Inc. (the "Company") approved the dismissal of KPMG LLP (KPMG) as the Company's independent accountants. This dismissal was recommended by the Audit Committee of the Board of Directors and is effective upon issuance of KPMG's reports on the consolidated financial statements of the Company and Subsidiaries for the year ended December 31, 2000.

The audit reports of KPMG on the consolidated financial statements of the Company and Subsidiaries for the years ended December 31, 1999 and 1998 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the audits of the years ended December 31, 1999 and 1998 and the interim periods preceding their dismissal, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

The Company requested that KPMG furnish it with a letter addressed to the Securities and Exchange Commission (SEC) stating whether or not KPMG agrees with the above statements. A copy of KPMG's letter to the SEC dated October 19, 2000, is filed as Exhibit 16 to this Form 8-K.

Also on October 18, 2000, the Board of Directors of EMC Insurance Group Inc. approved the engagement of Ernst & Young LLP as the Company's new independent accountants effective January 1, 2001.

Item 7. Financial Statements and Exhibits

   (c) Exhibits
	   16.  Letter from KPMG LLP to Securities and Exchange Commission.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    EMC INSURANCE GROUP INC.
                                    Registrant




                                    /s/  Bruce G. Kelley
                                    -------------------------
                                    Bruce G. Kelley
                                    President & Chief Executive Officer




                                    /s/ Mark Reese
                                    -------------------------
                                    Mark Reese
                                    Vice President and
                                    Chief Financial Officer


Date:  October 19, 2000